                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2004

                         Parkvale Financial Corporation
                         ------------------------------
             (Exact Name of Registrant as Specified in its Charter)

Pennsylvania                          0-17411                   25-1556590
----------------------------    ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
of incorporation)                                           Identification No.)

4220 William Penn Highway, Monroeville, Pennsylvania             15146
------------------------------------------------------           ------
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:          (412) 373-7200
                                                             --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

___Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
 Act (17 CFR 240.14d-2(b))

___Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      Pursuant to the requirements of Item 9.01(a) and 9.01 (b) of Form 8-K, Parkvale Financial Corporation, ("PFC") hereby files this Amendment to its Current Report Form 8-K initially filed with the Commission on January 3, 2005 with the financial information required by Item 9.01.

      (a)   Financial Statements of Business Acquired.

            The following audited financial statements are incorporated by reference to the Annual Report on Form 10-KSB for the year ended June 30, 2004 filed by Advance Financial Bancorp ("AFB") with the Securities and Exchange Commission (SEC file No. 000-21885).

            Report of Independent Certified Accountants

            Consolidated Balance Sheets as of June 30, 2004 and 2003

            Consolidated Statements of Income for the twelve months ended June 30, 2004 and 2003

            Consolidated Statements of Changes in Stockholders' Equity for the twelve months ended June 30, 2004 and 2003

            Consolidated Statements of Cash Flows for the twelve months ended June 30, 2004 and 2003

            Notes to consolidated financial statements

            The following unaudited interim financial statements are incorporated by reference to the Quarterly Report on Form 10-QSB for the three months ended September 30, 2004 filed by AFB with the Securities and Exchange Commission (SEC file No. 000-21885).

            Consolidated Balance Sheets as of September 30, 2004 and June 30,
            2004

            Consolidated Statements of Income for the three months ended September 30, 2004 and 2003

            Consolidated Statements of Cash Flows for the three months ended September 30, 2004 and 2003

            Notes to consolidated financial statements

            The unaudited consolidated interim financial statements of AFB for the quarter ended December 31, 2004 required by this Item 9.01 (a) are located on pages 4-9 of this Form 8-K/A.

      (b)   Pro Forma Financial Information.

            The unaudited consolidated balance sheet as of December 31, 2004 is incorporated by reference to the Quarterly Report on Form 10-Q for December 31, 2004 filed by PFC with the Securities and Exchange Commission (SEC file No. 000-17411). This balance sheet reflects the completion of the acquisition of AFB by PFC on December 31, 2004.

            Pro forma financial information required by this Item 9.01 (b) are located on pages on pages 10-13 of this Form 8-K/A.

      (c)   Exhibits.

            2.1   Agreement and Plan of Reorganization. *
                  Agreement and Plan of Merger and Liquidation of Advance Financial Bancorp by Parkvale Financial Corporation. *

            99.1  Press release dated December 31, 2004. **

            99.2 Consent of Independent Registered Public Accounting Firm as required by Item 9.01 (a).

* This exhibit is incorporated by reference to PFC's Form 8-K filed on September 8, 2004

** This exhibit is incorporated by reference to PFC's Form 8-K filed on January 3, 2005

                            ADVANCE FINANCIAL BANCORP
                     CONSOLIDATED BALANCE SHEET (UNAUDITED)

                                                                                      DECEMBER 31,           JUNE 30,
                                                                                          2004                 2004
                                                                                     --------------       --------------
ASSETS
      Cash and cash equivalents:
        Cash and amounts due from banks                                              $    2,724,728       $    2,742,338
        Interest bearing deposits with other institutions                                20,465,670           16,816,375
                                                                                     --------------       --------------
            Total cash and cash equivalents                                              23,190,398           19,558,713
                                                                                     --------------       --------------

      Investment securities:
        Securities held to maturity (fair value of $11,172,095 and $7,061,289)           11,084,750            7,089,742
        Securities available for sale                                                        12,405               13,265
                                                                                     --------------       --------------
            Total investment securities                                                  11,097,155            7,103,007
                                                                                     --------------       --------------

      Mortgaged-backed securities:
        Securities held to maturity (fair value of $10,323,975 and $11,927,394)          10,471,401           12,307,317
        Securities available for sale                                                     4,380,623            5,290,846
                                                                                     --------------       --------------
            Total mortgage-backed securities                                             14,852,024           17,598,163
                                                                                     --------------       --------------

      Loans held for sale                                                                         -              269,800
      Loans receivable,  (net of allowance for loan losses
           of $1,896,970 and $1,798,636 )                                               251,343,590          259,833,742
      Office properties and equipment, net                                                4,566,216            4,762,619
      Federal Home Loan Bank Stock, at cost                                               1,991,000            2,158,100
      Accrued interest receivable                                                         1,162,257            1,227,693
      Goodwill                                                                            4,700,472            4,700,472
      Other intangibles, net                                                              1,441,853            1,531,040
      Other assets                                                                        3,823,967            2,395,820
                                                                                     --------------       --------------
            TOTAL ASSETS                                                             $  318,168,932       $  321,139,169
                                                                                     ==============       ==============

LIABILITIES:
      Deposits                                                                       $  267,700,391       $  267,724,634
      Advances from Federal Home Loan Bank                                               20,000,000           23,000,000
      Other Borrowings                                                                    7,268,714            7,253,286
      Advance payments by borrowers for taxes and insurance                                 599,284              466,634
      Accrued interest payable and other liabilities                                      1,553,879              964,923

                                                                                     --------------       --------------
            TOTAL LIABILITIES                                                           297,122,268          299,409,477
                                                                                     --------------       --------------

STOCKHOLDERS' EQUITY:
      Preferred stock, $.10 par value; 500,000 shares
          authorized, none issued                                                                 -                    -
      Common stock, $.0667 par value; 3,000,000 shares
          authorized 1,626,675 shares issued                                                108,445              108,445
      Additional paid in capital                                                          9,297,570           10,609,610
      Retained earnings - substantially restricted                                       14,079,410           13,658,888
      Unallocated shares held by Employee Stock Ownership Plan (ESOP)                             -             (163,825)
      Unallocated shares held by Restricted Stock Plan (RSP)                                      -             (205,719)
      Treasury Stock (243,229 shares at cost)                                            (2,438,984)          (2,233,265)
      Accumulated other comprehensive income (loss)                                             223              (44,442)

                                                                                     --------------       --------------
            TOTAL STOCKHOLDERS' EQUITY                                                   21,046,664           21,729,692
                                                                                     --------------       --------------

            TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                               $  318,168,932       $  321,139,169
                                                                                     ==============       ==============

See accompanying notes to the unaudited consolidated financial statements.

                            ADVANCE FINANCIAL BANCORP
                  CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)

                                                             THREE MONTHS ENDED              SIX MONTHS ENDED
                                                                DECEMBER 31,                    DECEMBER 31,
                                                            2004             2003           2004           2003
                                                         -----------     -----------    -----------     -----------
INTEREST AND DIVIDEND INCOME
    Loans                                                $ 3,727,909     $ 4,043,135    $ 7,557,381     $ 7,951,435
    Investment securities - taxable                           55,041         102,119         92,934         242,467
    Investment securities - nontaxable                        34,996          80,092         69,993         192,076
    Interest-bearing deposits with other institutions         75,447           3,094        122,770          12,065
    Mortgage-backed securities                               141,967         211,917        297,435         415,223
    Dividends on Federal Home Loan Bank Stock                  8,189           6,412         14,954          17,257
                                                         -----------     -----------    -----------     -----------

          Total interest and dividend income               4,043,549       4,446,769      8,155,467       8,830,523
                                                         -----------     -----------    -----------     -----------

INTEREST EXPENSE

    Deposits                                               1,349,674       1,490,193      2,656,052       2,995,443
    Advances from Federal Home Loan Bank                     292,739         327,990        586,257         638,160
    Other Borrowings                                         104,111          73,098        201,174         159,304
                                                         -----------     -----------    -----------     -----------

          Total interest expense                           1,746,524       1,891,281      3,443,483       3,792,907
                                                         -----------     -----------    -----------     -----------

NET INTEREST INCOME                                        2,297,025       2,555,488      4,711,984       5,037,616

Provision for loan losses                                    252,610         350,850        463,975         671,850
                                                         -----------     -----------    -----------     -----------

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES        2,044,415       2,204,638      4,248,009       4,365,766
                                                         -----------     -----------    -----------     -----------

NONINTEREST INCOME

    Service charges on deposit accounts                      184,276         226,654        401,057         432,578
    Income from loan servicing activity                       21,250          66,038         45,346         147,140
    Gain on sale of loans                                      6,194          57,925         23,040         190,742
    Gain on sale of investments                                    0         446,377              -         446,377
    Other income                                              98,441         106,864        204,392         192,864
                                                         -----------     -----------    -----------     -----------

          Total noninterest income                           310,161         903,858        673,835       1,409,701
                                                         -----------     -----------    -----------     -----------

NONINTEREST EXPENSE

    Compensation and employee benefits                     1,862,079         819,520      2,728,188       1,565,407
    Occupancy and equipment                                  286,182         268,395        557,601         540,834
    Professional fees                                         78,577          45,336        131,118          86,779
    Advertising                                               30,264          48,255         78,018          98,961
    Data processing charges                                  561,123         135,814        701,319         266,052
    Amortization of intangible asset                          44,594          44,594         89,187          89,187
    Other expenses                                           385,477         463,369        755,998         864,218
                                                         -----------     -----------    -----------     -----------

          Total noninterest expenses                       3,248,296       1,825,283      5,041,429       3,511,438
                                                         -----------     -----------    -----------     -----------

Income before income taxes                                  (893,720)      1,283,213       (119,585)      2,264,029
Income taxes                                                (919,743)        449,941       (675,334)        776,386

                                                         -----------     -----------    -----------     -----------
NET INCOME                                               $    26,023     $   833,272    $   555,749     $ 1,487,643
                                                         ===========     ===========    ===========     ===========

EARNINGS PER SHARE - NET INCOME
          Basic                                          $       .02     $       .61    $       .41     $      1.10
          Diluted                                        $       .03     $       .60    $       .41     $      1.08
DECLARED DIVIDEND PER SHARE                              $       .00     $       .10    $       .10     $       .20

See accompanying notes to the unaudited consolidated financial statements.

                            ADVANCE FINANCIAL BANCORP
            CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                FOR THE SIX MONTH PERIOD ENDED DECEMBER 31, 2003
                                   (unaudited)

                                                                      RETAINED
                                                      ADDITIONAL      EARNINGS     UNALLOCATED  UNALLOCATED
                                           COMMON      PAID IN      SUBSTANTIALLY  SHARES HELD  SHARES HELD
                                           STOCK       CAPITAL       RESTRICTED     BY ESOP        BY RSP
                                          --------   ------------   -------------  -----------  -----------
BALANCE JUNE 30, 2003                     $108,445   $ 10,467,559   $ 11,705,306   $ (250,634)  $ (206,756)

Net Income                                                             1,487,643
   Net Unrealized gain on securities,
     net of tax of $ 240,481
Comprehensive Income
Accrued compensation expense - RSP                                                                   1,037
Release of Earned ESOP                                     68,195                      43,387
Cash Dividend declared ($.20 per share)                                 (268,055)
                                          --------   ------------   ------------   ----------   ----------

BALANCE DECEMBER 31, 2003                 $108,445   $ 10,535,754   $ 12,924,894   $ (207,247)  $ (205,719)
                                          ========   ============   ============   ==========   ==========

Disclosure of reclassification amount:
  Unrealized holding gains/losses
    arising during the period
   Less reclassification adjustment
    for gains included in net income
    net of tax benefit of $ 155,380
    Net unrealized losses/gains on
    securities

                                                        ACCUMULATED
                                                           OTHER          TOTAL
                                           TREASURY    COMPREHENSIVE  STOCKHOLDERS'
                                             STOCK     INCOME (LOSS)     EQUITY
                                          -----------  -------------  ------------
BALANCE JUNE 30, 2003                     $(2,233,265)   $ 497,298    $ 20,087,953

Net Income                                                               1,487,643
   Net Unrealized gain on securities,
     net of tax of $ 240,481                              (466,816)       (466,816)
                                                                      ------------
Comprehensive Income                                                     1,020,827
Accrued compensation expense - RSP                                           1,037
Release of Earned ESOP                                                     111,582
Cash Dividend declared ($.20 per share)                                   (268,055)
                                          -----------    ---------    ------------

BALANCE DECEMBER 31, 2003                 $(2,233,265)   $  30,482    $ 20,953,344
                                          ===========    =========    ============

Disclosure of reclassification amount:
  Unrealized holding gains/losses
    arising during the period                            $(165,197)
   Less reclassification adjustment
    for gains included in net income
    net of tax benefit of $ 155,380                       (301,619)
                                                         ---------
    Net unrealized losses/gains on
    securities                                           $(466,816)
                                                         =========

                           ADVANCE FINANCIAL BANCORP
           CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                FOR THE SIX MONTH PERIOD ENDED DECEMBER 31, 2004
                                  (unaudited)

                                                                       RETAINED
                                                      ADDITIONAL       EARNINGS      UNALLOCATED   UNALLOCATED
                                          COMMON       PAID IN       SUBSTANTIALLY   SHARES HELD   SHARES HELD
                                           STOCK       CAPITAL        RESTRICTED       BY ESOP       BY RSP
                                         --------    ------------    -------------   -----------   -----------
BALANCE JUNE 30, 2004                    $108,445    $ 10,609,610    $ 13,658,888    $ (163,825)   $ (205,719)

Net Income                                                                555,748
     Net Unrealized gain on securities,
      net of tax of $ 23,005
Comprehensive Income
Transfer Unissued RSP Shares                                                                          205,719
Release of Earned ESOP                                    458,188                       163,825
Compensation of net value of Options                   (1,770,228)
Cash Dividend declared ($.10 per share)                                  (135,226)
                                         --------    ------------    ------------    ----------    ----------

BALANCE DECEMBER 31, 2004                $108,445    $  9,297,570    $ 14,079,410    $        -    $        -
                                         ========    ============    ============    ==========    ==========

                                                        ACCUMULATED
                                                           OTHER         TOTAL
                                           TREASURY    COMPREHENSIVE   STOCKHOLDERS'
                                             STOCK     INCOME (LOSS)     EQUITY
                                          -----------  -------------  -------------
BALANCE JUNE 30, 2004                     $(2,233,265)   $ (44,442)   $ 21,729,692

Net Income                                                                 555,748
     Net Unrealized gain on securities,
      net of tax of $ 23,005                                44,665          44,665
                                                                      ------------
Comprehensive Income                                                       600,413
Transfer Unissued RSP Shares                 (205,719)
Release of Earned ESOP                                                     622,013
Compensation of net value of Options                                    (1,770,228)
Cash Dividend declared ($.10 per share)                                   (135,226)
                                          -----------    ---------    ------------

BALANCE DECEMBER 31, 2004                 $(2,438,984)   $     223    $ 21,046,664
                                          ===========    =========    ============

                                       ADVANCE FINANCIAL BANCORP
                            CONSOLIDATED STATEMENT OF CASH FLOWS (UNAUDITED)

                                                                             SIX MONTHS ENDED
                                                                               DECEMBER 31,
                                                                         2004             2003
                                                                      ------------     ------------
OPERATING ACTIVITIES
     Net Income                                                       $    555,749     $  1,487,643
     Adjustments to reconcile net income to net cash provided by operating activities:
          Depreciation, amortization and accretion, net                    414,636          372,121
          Provision for loan losses                                        463,975          671,850
          Gain on sale of loans                                            (23,040)        (190,742)
          Gain on sale of investments                                            -         (446,377)
          Origination of loans held for sale                            (5,016,043)     (12,472,405)
          Proceeds from the sale of loans                                5,308,883       18,041,855
          Increase in other assets and liabilities                        (199,610)        (585,951)
                                                                      ------------     ------------
               Net cash provided by operating activities                 1,504,550        6,877,994
                                                                      ------------     ------------
INVESTING ACTIVITIES
     Investment securities held to maturity:
          Purchases                                                     (4,983,215)               -
          Maturities and repayments                                      1,000,000        1,000,000
     Investment securities available for sale:
          Maturities and repayments                                            570            1,000
          Sales                                                                  -       11,211,377
     Mortgage-backed securities held to maturity:
          Maturities and repayments                                      1,785,732        3,661,895
     Mortgage-backed securities available for sale:
          Maturities and repayments                                        960,621        2,077,633
     Purchase of Federal Home Loan Bank Stock                                    -         (665,800)
     Redemption of Federal Home Loan Bank Stock                            167,100                -
     Net decrease (increase) in loans                                    8,026,177      (34,765,504)
     Purchases of premises and equipment                                   (32,803)        (113,436)
                                                                      ------------     ------------
               Net cash provided by (used in) investing activities       6,924,182      (17,592,835)
                                                                      ------------     ------------
FINANCING ACTIVITIES
     Net decrease in deposits                                              (24,243)      (6,441,962)
     Net (decrease) increase in short term borrowings                   (3,000,000)       6,800,000
     Net change in advances for taxes and insurance                        132,650          119,121
     Net disbursement of  options                                       (1,770,228)               -
     Cash dividends paid                                                  (135,226)        (268,260)
                                                                      ------------     ------------
               Net cash (used in) provided by financing activities      (4,797,047)         208,899
                                                                      ------------     ------------
               Increase (decrease) in cash and cash equivalents          3,631,685      (10,505,942)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                        19,558,713       16,070,321
                                                                      ------------     ------------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                            $ 23,190,398     $  5,564,379
                                                                      ============     ============
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
     Cash paid during the period for:
          Interest on deposits and borrowings                         $  3,429,860     $  3,797,500
          Income taxes                                                $    579,500     $  1,110,000

See accompanying notes to the unaudited consolidated financial statements.

                            ADVANCE FINANCIAL BANCORP
              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - BASIS OF PRESENTATION

The consolidated financial statements of Advance Financial Bancorp ("AFB" or the "Company") includes its wholly-owned subsidiaries, Advance Financial Savings Bank (the "Bank") and the Bank's wholly-owned service corporation subsidiary, Advance Financial Service Corporation of West Virginia. All significant intercompany balances and transactions have been eliminated.

The accompanying unaudited consolidated financial statements have been prepared in accordance with the instructions to Form 10-QSB and, therefore, do not necessarily include all information that would be included in audited financial statements. The information furnished reflects all adjustments which are, in the opinion of management, necessary for a fair statement of results of operations. All such adjustments are of a normal recurring nature. The results of operations for the interim periods are not necessarily indicative of the results to be expected for the fiscal year ended June 30, 2005 or any other period.

These statements should be read in conjunction with the consolidated statements of and for the year ended June 30, 2004 and related notes which are included on the Form 10-KSB (file No. 000-21885).

NOTE 2 - BUSINESS COMBINATIONS

Effective at the close of business on December 31, 2004, the Company was merged into Parkvale Financial Corporation ("Parkvale"). Each AFB share of common stock was converted into the right to receive $26.00 in cash per share.

NOTE 3 - EARNINGS PER SHARE

There were no convertible securities that would affect the numerator in calculating basic and diluted earnings per share; therefore, net income as presented on the Consolidated Statement of Income will be used as the numerator. The following table sets forth the composition of the weighted-average common shares (denominator) used in the basic and diluted earnings per share computation.

                                                  Three Months Ended
                                                      December 31
                                                      (Unaudited)
                                                  2004        2003
                                                ---------   ---------
Weighted-average common shares outstanding      1,626,621   1,626,621
Average treasury stock shares                    (243,229)   (228,248)
Average unearned ESOP and RSP shares              (13,152)    (47,542)
                                                ---------   ---------
Weighted-average common shares and
    common stock equivalents used to
    calculate basic earnings per share          1,370,240   1,350,831
Additional common stock equivalents
    (stock options) used to calculate
    diluted earnings per share                          -      29,857
                                                ---------   ---------
Weighted-average common shares and
    common stock equivalents used
    to calculate diluted earnings per share     1,370,240   1,380,688
                                                =========   =========

                                                                   Six-Months Ended
                                                                     December 31
                                                                     (Unaudited)
                                                              2004                2003
                                                            ---------           ---------
Weighted-average common shares outstanding                  1,626,621           1,626,621
Average treasury stock shares                                (235,739)           (228,248)
Average unearned ESOP and RSP shares                          (25,286)            (49,711)
                                                            ---------           ---------

Weighted  -average common shares and
    common stock equivalents used to
    calculate basic earnings per share                      1,365,596           1,348,662

Additional common stock equivalents
    (stock options) used to calculate
    diluted earnings per share                                      -              26,376
                                                            ---------           ---------

Weighted-average common shares and
    common stock equivalents used
    to calculate diluted earnings per share                 1,365,596           1,375,038
                                                            =========           =========

NOTE 4 - STOCK OPTIONS

In December 1997, the Board of Directors of AFB adopted a Stock Option Plan for the directors, officers, and employees, which was approved by AFB stockholders at a special meeting held on January 20, 1998. An aggregate of 162,667 shares of authorized but unissued common stock of the Company were reserved for future issuance under the plan. The stock options typically have expiration terms of ten years subject to certain extensions and early terminations. The per share exercise price of a stock option shall be, at a minimum, equal to the fair value of a share of common stock on the date the option is granted.

On January 20, 1998, qualified stock options were granted for the purchase of 97,591 shares exercisable at the market price of $12.50 per share at a rate of one fourth per year beginning January 20, 1998. All options expire ten years from the date of grant.

On January 1, 2004, qualified stock options were granted for the purchase of 58,268 shares exercisable at the market price of $18.23 per share at a rate of one fourth per year beginning January 2004. All options expire ten years from the date of grant.

Effective December 31, 2004, in accordance with provisions of the definitive merger agreement between AFB and Parkvale, all options became immediately vested and the excess market value was paid by AFB to each option holder in exchange for cancelling the respective options. For options approved January 1998, the holders were paid $1,317,486 or $13.50 per share. For options granted January 2004, the holders were paid $452,742 or $7.77 per share. The total amount paid, $1,770,228, was deducted from additional paid in capital of AFB prior to the merger.

                    PRO FORMA UNAUDITED FINANCIAL INFORMATION

The following unaudited pro forma combined condensed consolidated balance sheets combine the consolidated historical balance sheets of PFC and AFB, assuming the merger of AFB with and into PFC (the "Merger") was consumated as of June 30, 2004 on a purchase accounting basis, and the following unaudited pro forma combined condensed consolidated income statements present the combined consolidated income of PFC and AFB assuming the Merger was consummated as of the beginning of the indicated periods. Certain insignificant reclassifications have been reflected in the pro forma information to conform statement presentations.

As previously reported, the Merger was consummated as of the close of business on December 31, 2004 and each outstanding share of AFB common stock was converted into the right to receive $26 in cash in a taxable transaction. The total value of the transaction is $37.7 million. Accordingly, the pro forma unaudited financial information reflects the aforementioned transactions.

Certain subjective estimates have been utilized in determing the pro forma adjustments applied to the historical results of operations of PFC and AFB. Accordingly, the pro forma information presented is not necessarily indicative of the results of operations or the combined financial position that would have resulted had the Merger been consumated at June 30, 2004 or December 31, 2004 or at the beginning of the periods indicated, nor is it necessarily indicative of the results of operations in future periods or the future financial position of the combined entities.

The pro forma information should be read in conjunction with the historical consolidated financial statements of PFC and AFB, including the related notes. Reference is made in this report to the Form 10-KSB filed by AFB for the year ended June 30, 2004 and Form 10-QSB filed by AFB for the three months ended September 30, 2004, as well as the Form 10-K filed by PFC for the year ended June 31, 2004 and the Form 10-Q filed by PFC for the quarter ended December 31, 2004.

                         Parkvale Financial Corporation
                         Proforma Statement of Position
                                  June 30, 2004
                         (Dollar amounts in thousands)

                                                         Parkvale       Advance      Adjustments      Pro Forma
Assets

Cash and noninterest-earning deposits                       23,814        2,743        (37,741) a        17,108
                                                                                        30,000  b
                                                                                        (1,708) c
Federal funds sold                                          14,000                                       14,000
Interest-earning deposits in other banks                    13,547       16,816                          30,363
Investment securities available for sale                    20,372        7,462            (60) d        27,774
Investment securities held to maturity                     477,574       19,397        (30,000) b       466,971
Loans                                                    1,028,887      261,903          1,894  d     1,291,984
                                                                                          (700) e
Allowance for loan loss                                    (13,809)      (1,799)                        (15,608)
Foreclosed real estate, net                                  2,998                        (150) d         2,848
Office properties and equipment, net                        10,049        4,763            466  d        15,278
Core Deposit Intangible assets                               3,573        1,493          3,907  f         8,973
Intangibles assets- Goodwill                                 7,561        4,700         13,524  g        25,785
Prepaid expenses and other assets                           23,887        3,661            (53) d        27,495

      Total assets                                       1,612,453      321,139        (20,621)       1,912,971

     Liabilities and Shareholders' Equity
Liabilities

Savings deposits                                         1,281,971      267,725            428  d     1,550,124
Advances from Federal Home Loan Bank                       171,093       23,000          1,344  d       195,437
Trust preferred securities                                  25,000        7,253            (53) d        32,200
Other debt                                                  19,310                                       19,310
Advance payments from borrowers
 for taxes and insurance                                     6,030          466                           6,496
Other liabilities                                            4,363          965           (610) h         4,718

      Total liabilities                                  1,507,767      299,409          1,109        1,808,285

Shareholders' Equity

Common stock                                                 6,735          108           (108) i         6,735
Additional paid-in capital                                   3,616       10,610        (10,610) i         3,616

Treasury stock, RSP, ESOP, unallocated                     (22,687)      (2,603)         2,603  i       (22,687)
Accumulated other comprehensive income                          43          (44)            44  i            43
Retained earnings                                          116,979       13,659        (13,659) i       116,979

      Total shareholders' equity                           104,686       21,730        (21,730)         104,686

      Total liabilities and shareholders' equity         1,612,453      321,139        (20,621)       1,912,971

a Represents 100% of the total purchase price in cash to be paid in this transaction, including stock options.

b    Represents the cash transfer of maturing investments.

c Represents estimated one-time expenses, net of tax for employee severance, investment banking fees, legal and accounting fees and computer related conversion costs.

d Represents Parkvale's estimated mark to market adjustment based on market data at December 31, 2004.

e Represents Parkvale's estimated required adjustment to Advance's loan portfolio.

f Represents the additional core deposit intangible (GDI) created with this transaction. GDI is expected to be amortized for accounting purposes on a straight line basis over 10 years.

     The core deposit intangible is estimated at 5% of core deposit accounts, not including certificates of deposit.

g Represents the total consideration paid less the equity of Advance less the core deposit intangible.

h Deferred tax liability resulting from core deposit intangible, net of the lax benefit of deductible items.

i    Represents the elimination of Advance's equity.

                         Parkvale Financial Corporation
                        Proforma Statement of Operations
                      For the 12 months ended June 30, 2004
                         (Dollar amounts in thousands)

                                                   Parkvale   Advance   Adjustments    Pro Forma
Total interest income                               70,043    17,290        (566) a       86,767
Total interest expense                              41,519     7,374           -          48,893

Net interest income                                 28,524     9,916        (566)         37,874
Provision for loan losses                             (106)    1,169           -           1,063

Net interest income after provision for losses      28,630     8,747        (566)         36,811
Total other income                                   8,068     2,153           -          10,221
                                                                          (1,428) b
Total other expense                                 22,346     7,068         540  c       28,526

Income before income taxes                          14,352     3,832         322          18,506
Income tax expense                                   4,336     1,340         113           5,789

Net income                                          10,016     2,492         209          12,717

a Represents forgone interest income at 1.5% on $37.7 million of cash used to fund this transaction.

b Represents expected cost savings equal to 20.2% of Advance's non-interest expense.

c It is assumed that $5.4 million of core deposit intangibles were created as a result of this transaction, which are amortized over 10 years on a straight line basis.

                         Parkvale Financial Corporation
                  Proforma Consolidated Statement of Operations
                   For the Six Months Ended December 30, 2004
                         (Dollar amounts in thousands)

                                   Parkvale        Advance    Adjustments         Combined
Total interest income              $ 35,086        $ 8,155    ($      471) a      $ 42,770
Total interest expense               19,772          3,443              -           23,215
                                   --------        -------    -----------         --------
Net interest income                  15,314          4,712           (471)          19,555
Provision for loan losses               111            464              -              575
                                   --------        -------    -----------         --------
Net interest income after
 provision for losses                15,203          4,248           (471)          18,980

Other income                          3,777            674              -            4,451
                                                                   (1,714) b
Other expense                        11,220          5,041            270  c        14,817
                                   --------        -------    -----------         --------
Income before income taxes            7,760           (119)           973            8,614
Income tax expense                    2,420           (675)           340            2,085
                                   --------        -------    -----------         --------

Net income                         $  5,340        $   556     $      632         $  6,528
                                   ========        =======     ==========         ========

The above adjustments are for the six month period and are not annualized.

a Represents forgone interest income at 2.5% on $37.7 million of cash used to fund this transaction.

b Represents expected cost savings equal to 20.2% of Advance's non-interest expense plus the elimination of transaction expenses included in actual expenses for the period presented.

c It is assumed that $5.4 million of core deposit intangibles were created as a result of this transaction, which are amortized over 10 years on a straight line basis.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           PARKVALE FINANCIAL CORPORATION

                           By: /s/ Timothy G. Rubritz
                               ----------------------------------
                               Name:  Timothy G. Rubritz
                               Title: Vice President and Chief Financial Officer

Date: March 14, 2005